July 1, 2002


Barrett Business Services, Inc.
4724 SW Macadam Avenue
Portland, OR 97201

Gentlemen:

      This letter amendment (this "Amendment") is to confirm the changes agreed upon between WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") and BARRETT BUSINESS SEVICES, INC. ("Borrower") to the terms and conditions of that certain letter agreement between Bank and Borrower dated as of May 31, 2000, as amended from time to time (the "Agreement").

                                    RECITALS

      WHEREAS, Pursuant to the Agreement, Borrower remains indebted to Bank under a line of credit in the maximum principal amount of Thirteen Million Dollars ($13,000,000.00) (the "Prior Line of Credit"), which is evidenced by that certain Revolving Line of Credit Note dated May 31, 2001 (the "Prior Line of Credit Note"). The Prior Line of Credit Note shall mature and become due and payable in full on July 1, 2002 and as of the date hereof, the outstanding principal balance under the Prior Line of Credit is $4,266,764.89, plus accrued but unpaid interest.

      WHEREAS, Pursuant to the Agreement, Borrower remains indebted to Bank under a term loan in the original principal amount of Six Hundred Ninety-three Thousand Seven Hundred Fifty Dollars ($693,750.00) (the "Term Loan A"), which is evidenced by that certain Promissory Note dated August 12, 1993 (the "Term Note A"). Term Note A shall mature and become due and payable in full on August 1, 2003 and as of the date hereof, the outstanding principal balance under Term Loan A is $372,001.84, plus accrued but unpaid interest.

      WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Agreement and have agreed to amend the Agreement to reflect said changes.

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions described herein, the parties hereto agree that the Agreement shall be amended as follows; PROVIDED, HOWEVER, that nothing shall terminate any security interests or other documents in favor of Bank, all of which shall remain in full force and effect unless expressly amended hereby:

Barrett Business Services, Inc.
July 1, 2002
Page 2





      1. The Agreement is hereby amended by deleting "July 1, 2002" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "September 2, 2002," with such change to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (the "Line of Credit Note") (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Agreement) and all other contracts, instruments and documents required by Bank to evidence such change; PROVIDED, HOWEVER that advances made under the Prior Line of Credit Note shall be deemed made under the Prior Line of Credit Note.

      2. AMENDMENT TO PARAGRAPH V.3. Paragraph V.3(c) is hereby renumbered as Paragraph V.3 (d) and the following is hereby added to the Agreement as Paragraph V.3(c):

      "(c) not later than 26 days after and as of the end of each first and second month of each fiscal quarter and 35 days after and as of the end of each fiscal quarter, a financial statement of Borrower, to include balance sheet and income statement;"

      3. AMENDMENT TO PARAGRAPHS V.9 (B) AND (D). Paragraphs V.9 (b) and (d) are hereby deleted in their entirety and the following substituted therefor:

      "(b) EBITDA not less than negative $1,950,000.00 as of fiscal quarter ending June 30, 2002, measured on a trailing four-quarter basis, with "EBITDA" defined as net profit before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense.

      (d) Outstanding Line Liabilities not greater than seventy percent (70%) of Borrower's trade accounts receivable as of each fiscal quarter end, commencing fiscal quarter ending June 30, 2002 with "Outstanding Line Liabilities" defined as outstanding borrowings under the Line of Credit plus the face amount of outstanding Letters of Credit."

      4. RESTRUCTURING FEE. In consideration of the changes set forth herein and as a condition to the effectiveness hereof, immediately upon signing this Amendment Borrower shall pay to Bank a non-refundable fee of $10,000.00 (the "Restructuring Fee").

      5. CONDITIONS PRECEDENT. The obligation of Bank to amend the terms and conditions of the Agreement as provided herein, is subject to the fulfillment to Bank's satisfaction of all of the following conditions by no later than July 7, 2002:

      (a) Bank shall have received, in form and substance satisfactory to Bank, each of the following, duly executed:

        (i)     This Amendment.
        (ii)    The Line of Credit Note.
        (iii) Such other documents as Bank may require under any other section of this Amendment.

      (B) RESTRUCTURING FEE. Bank shall have received the Restructuring Fee in immediately available funds.

Barrett Business Services, Inc.
July 1, 2002
Page 3


      (C) OTHER FEES AND COSTS. In addition to Borrower's obligations under the Agreement and the other Loan Documents, Borrower shall have paid to Bank the full amount of all costs and expenses, including reasonable attorneys' fees (including the allocated costs of Bank's in-house counsel) expended or incurred by Bank in connection with the negotiation and preparation of this Amendment, for which Bank has made demand.

      (e) INTEREST. Interest under the Prior Line of Credit Note shall have been paid current.

      (f) INTEREST AND PRINCIPAL. Interest and principal under Term Note A shall have been paid current.

      6. GENERAL RELEASE. In consideration of the benefits provided to Borrower under the terms and provisions hereof, Borrower hereby agrees as follows ("General Release"):

      (a) Borrower, for itself and on behalf of its successors and assigns, does hereby release, acquit and forever discharge Bank, all of Bank's predecessors in interest, and all of Bank's past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a "Released Claim" and collectively, the "Released Claims"), that Borrower now has or may acquire as of the later of: (i) the date this Amendment becomes effective through the satisfaction (or waiver by Bank) of all conditions hereto; (ii) the date that Borrower has executed and delivered this Amendment to Bank (hereafter, the "Release Date"), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Bank, or any of Bank's predecessors in interest, to Borrower, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

      (b) Borrower hereby acknowledges, represents and warrants to Bank that it agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of Bank, and Borrower hereby waives and releases all rights and benefits which it might otherwise have under any state or local laws or statutes with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

      (c) Each person signing below on behalf of Borrower acknowledges that he or she has read each of the provisions of this General Release. Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Borrower may have as of the Release Date. Borrower hereby acknowledges that it has had an opportunity to obtain a lawyer's advice concerning the legal consequences of each of the provisions of this General Release.

      (d) Borrower hereby specifically acknowledges and agrees that: (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of Bank; (ii) the provisions of this General Release shall constitute an

Barrett Business Services, Inc.
July 1, 2002
Page 4


absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Borrower to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

      7. MISCELLANEOUS. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used herein. This Amendment and the Agreement shall be read together, as one document. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Amendment.

      8. REAFFIRMATION; CERTIFICATION. Borrower hereby remakes all representations and warranties contained in the Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of Borrower's acknowledgment set forth below there exists no default or defined event of default under the Agreement or any promissory note or other contract, instrument or document executed in connection therewith, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute such a default or defined event of default.

      9. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used herein. This Amendment and the Agreement shall be read together, as one document.

      10. Borrower hereby remakes all representations and warranties contained in the Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of Borrower's acknowledgment set forth below there exists no default or defined event of default under the Agreement or any promissory note or other contract, instrument or document executed in connection therewith, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute such a default or defined event of default.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

Barrett Business Services, Inc.
July 1, 2002
Page 5


      Your acknowledgment of this Amendment shall constitute acceptance of the foregoing terms and conditions.

                                                       Sincerely,

                                                       WELLS FARGO BANK,
                                                          NATIONAL ASSOCIATION


                                                       By: /s/ Stephen J. Day
                                                          ----------------------
                                                             Stephen J. Day
                                                             Vice President


Acknowledged and accepted as of   06/25/02      :
                                ----------------

BARRETT BUSINESS SERVICE, INC.


By: /s/ Michael D. Mulholland
    --------------------------
      Michael D. Mulholland
      Vice President-Finance

                          REVOLVING LINE OF CREDIT NOTE


$12,000,000.00                                                  Portland, Oregon
                                                                    July 1, 2002

      FOR VALUE  RECEIVED,  the  undersigned  BARRETT  BUSINESS  SERVICES,  INC.
("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at 1300 SW 5th Avenue, Tower, 14th Floor, Portland Oregon, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Twelve Million Dollars ($12,000,000.00), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

INTEREST:

      (a) INTEREST. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) at a rate per annum one percent (1%) above the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank.

      (b) PAYMENT OF INTEREST. Interest accrued on this Note shall be payable on the first day of each month, commencing August 1, 2002.

      (c) DEFAULT INTEREST. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to this Note.

BORROWING AND REPAYMENT:

      (a) BORROWING AND REPAYMENT. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder. The outstanding principal balance of this Note shall be due and payable in full on September 2, 2002.

      (b) ADVANCES. Advances hereunder, to the total amount of the principal sum stated above, may be made by the holder at the oral or written request of (i) William W. Sherertz or Michael D. Mulholland, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any deposit account of any Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

      (c) APPLICATION OF PAYMENTS. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof.

EVENTS OF DEFAULT:

      The occurrence of any of the following shall constitute an "Event of Default" under this Note:

      (a) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

      (b) The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

      (c) The death or  incapacity  of any  individual  Borrower  or Third Party
Obligor,  or the  dissolution  or  liquidation  of any  Borrower  or Third Party
Obligor which is a corporation, partnership, joint venture or other type of entity.

      (d) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

      (e) Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

      (f) Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

      (g) Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any loan agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

      (a) REMEDIES. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

      (b) OBLIGATIONS JOINT AND SEVERAL. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

      (c) GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Oregon.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

BARRETT BUSINESS SERVICES, INC.

By: /s/ Michael D. Mulholland
    ---------------------------
      Michael D. Mulholland
      Vice President-Finance